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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

   Date of Report (Date of earliest event reported)        September 20, 2000

                  OXFORD TAX EXEMPT FUND II LIMITED PARTNERSHIP
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             (Exact name of registrant as specified in its charter)

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
         MARYLAND                        0-25600                 52-1394232
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(State or other jurisdiction           (Commission            (I.R.S. Employer
     of incorporation or               File Number)          Identification No.)
        organization)
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           COLORADO CENTER, TOWER TWO, 2000 SOUTH COLORADO BOULEVARD,
                       SUITE 2-1000, DENVER, CO 80222-4348
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           (Address of principal executive offices)        (Zip Code)

   Registrant's telephone number, including area code         (303) 757-8101

           7200 Wisconsin Avenue, 11th Floor, Bethesda, Maryland 20814
          -------------------------------------------------------------
          (Former name or Former Address, if Changed Since Last Report)


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ITEM 5.           OTHER EVENTS.

         On June 28, 2000, Apartment Investment and Management Company ("AIMCO"), AIMCO Properties, L.P. ("AIMCO OP"), the operating partnership of AIMCO, and the principals of Oxford Realty Financial Group, Inc. ("ORFG") entered into definitive agreements pursuant to which AIMCO acquired, on September 20, 2000, all of the stock and other interests held by officers and directors in the entities which own and control the Oxford properties (as described below), for $328 million.

         As part of such acquisition, AIMCO OP acquired:

         o the entity which owns the managing general partner of Oxford Tax Exempt Fund II Limited Partnership ("OTEF") and approximately 40% of the non-managing general partner of OTEF; and

         o options to purchase, from the principals of ORFG, 32,580 Beneficial Assignee Interests in OTEF ("BACs") owned by them and existing employee stock options that had been held by the principals of ORFG to purchase from OTEF 652,125 BACs.

                  The options for 32,580 BACs were granted by the principals of ORFG who were the sellers of the assets in the Oxford acquisition and, in general, are exercisable at the price offered in any acquisition transaction (as discussed below) or at a price equal to 90% of the fully diluted book value per BAC as reported by OTEF for the last calendar quarter prior to the exercise of the option, subject in both cases to possible upward adjustments if certain events occur after the exercise of the option, but in no case will the exercise price be less than the price the seller paid for the BACs. The 652,125 options granted by OTEF under its option plan are exercisable at $23.88 per BAC and were purchased for $8.00 per BAC, subject to possible upward adjustment if certain events occur in the future.

         AIMCO OP now owns the managing general partner of OTEF, Oxford Tax Exempt Fund II Corporation, and thereby controls the management of OTEF. Effective as of the closing of the acquisition agreement, the board of directors and executive officers of Oxford Tax Exempt Fund II Corporation are those set forth on Annex I to AIMCO's Schedule 13D for OTEF, dated September 20, 2000, which information is incorporated herein by reference.

         AIMCO has no current plans to change OTEF's current distribution policy. AIMCO has agreed with the sellers of the assets in the Oxford acquisition that if AIMCO enters into an acquisition transaction involving OTEF before September 20, 2003, AIMCO will pay consideration in such acquisition transaction of no less than 90% of the fully diluted book value per BAC as reported by OTEF for the calendar quarter immediately preceding the date of the acquisition transaction. An acquisition transaction includes, but is not limited to, a merger, reorganization or other business combinations, tenders and exchange offers, purchases and the liquidation of OTEF.

         The Oxford properties are 167 apartment communities including 36,949 units, located in 18 states. The properties are owned by 166 separate partnerships, subject to mortgage loans totaling $1.4 billion (Oxford's pro rata share of the indebtedness is $555 million). AIMCO, through an affiliate, previously managed 165 of the 167 Oxford properties pursuant to long-term contracts and was previously a stockholder in certain of such entities.

         AIMCO paid $266 million in cash and $62 million in AIMCO OP partnership common units valued at $45 per unit. In addition, transaction costs are estimated to be $19 million.

         AIMCO OP borrowed $279 million to pay the cash portion of the purchase price for the Oxford acquisition from Bank of America, N.A., Lehman Commercial Paper Inc. and several other lenders, pursuant to a term loan with a total availability of $302 million. The borrowers under the secured term loan are AIMCO Properties, L.P., NHP Management Company, and AIMCO/Bethesda Holdings, Inc., and all obligations thereunder are guaranteed by AIMCO and certain of its subsidiaries. The annual interest rate under the term loan is based on either LIBOR or a base rate which is the higher of Bank of America's reference rate or 0.5% over the federal funds rate, plus, in either case, an applicable margin. The margin ranges between 4.0% and 5.00% in the case of LIBOR-based loans and between 1.0% and 2.0% in the case of base rate loans, based upon the number of months the loan is outstanding.


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The term loan expires on July 31, 2000. In addition, the term loan limits AIMCO from distributing more than 80% of its Funds From Operations (as defined) (or such amounts as may be necessary for AIMCO to maintain its status as a REIT), imposes minimum net worth requirements and provides financial covenants related to certain of AIMCO's assets and obligations. NHP Management Company and AIMCO/Bethesda Holdings, Inc. are subsidiaries of AIMCO.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

         (c)      Exhibits

                  The following exhibits are filed with this report:

         Number            Description

         99.1 Acquisition Agreement, dated as of June 28, 2000, by and among Apartment Investment and Management Company, AIMCO Properties, L.P., NHP Management Company and AIMCO/NHP Properties, Inc., as Buyers, and Leo E. Zickler, Francis P. Lavin, Robert B. Downing, Mark E. Schifrin, Marc B. Abrams, and Richard R. Singleton, as Sellers. (Exhibit 2.1 to AIMCO's Quarterly Report on Form 10-Q for the quarter ended June 30, 2000, is incorporated herein by this reference.)

         99.2 Interim Credit Agreement, dated as of September 20, 2000, among AIMCO Properties, L.P., NHP Management Company, AIMCO/Bethesda Holdings, Inc., Bank of America N.A., Lehman Commercial Paper Inc. and several other lenders. (Exhibit (d) to AIMCO's
                           Schedule 13D related to Oxford Tax Exempt Fund II Limited Partnership, dated September 20, 2000, is incorporated herein by this reference.)


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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  October 5, 2000
                                       OXFORD TAX EXEMPT FUND II
                                       LIMITED PARTNERSHIP

                                       By: Oxford Tax Exempt Fund II Corporation
                                           Its general partner

                                       By: /s/ Paul J. McAuliffe
                                           -------------------------------------
                                           Paul J. McAuliffe
                                           Executive Vice President and
                                           Chief Financial Officer


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                               INDEX TO EXHIBITS

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EXHIBIT
NUMBER            DESCRIPTION
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 99.1             Acquisition Agreement, dated as of June 28, 2000, by and among
                  Investment and Management Company, AIMCO Properties, L.P., NHP
                  Management Company and AIMCO/NHP Properties, Inc., as Buyers, and Leo E. Zickler, Francis P. Lavin, Robert B. Downing, Mark
                  E. Schifrin, Marc B. Abrams, and Richard R. Singleton, as
                  Sellers. (Exhibit 2.1 to AIMCO's Quarterly Report on Form 10-Q for the quarter ended June 30, 2000, is incorporated herein by this reference.)

 99.2 Interim Credit Agreement, dated as of September 20, 2000, among AIMCO Properties, L.P., NHP Management Company, AIMCO/Bethesda Holdings, Inc., Bank of America N.A., Lehman Commercial Paper Inc. and several other lenders. (Exhibit (d) to AIMCO's Schedule 13D related to Oxford Tax Exempt Fund II Limited Partnership, dated September 20, 2000, is incorporated herein by this reference.)
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